UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015 (February 3, 2015)

CLUBCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-189912	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (this “Form 8-K”) is filed by ClubCorp Holdings, Inc., a Nevada corporation (the “Company”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards of Restricted Stock
On February 3, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of the Company, together with a subcommittee of the Committee (the “Subcommittee”), approved a revised form of Restricted Stock Agreement (“RSA Agreement”) to be used when awards of shares of Restricted Stock (“RSAs”) are made to certain persons under the Amended and Restated ClubCorp Holdings, Inc. 2012 Stock Award Plan (the “Plan”). On the same date, the Committee also made grants, to be effective as of February 5, 2015, of an aggregate of 138,234 RSAs to certain officers and employees (each a “participant”) of the Company pursuant to the Plan and RSA Agreement, of which 83,796 RSAs were granted to executive officers, as set forth below, by the Subcommittee. No RSAs were granted to members of the Company’s Board of Directors, other than RSAs granted to Eric L. Affeldt in his capacity as the Company’s President and Chief Executive Officer. Each RSA includes the right to receive dividends, if any, when declared on shares of the Company’s common stock. One-third of the RSAs will vest on each of the first, second and third anniversaries of the date of grant, provided that the participant has been continuously employed by the Company through the date of vesting.

The above description of RSA Agreement is qualified in its entirety by reference to the text of the RSA Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Awards of Performance Restricted Stock Units
On February 3, 2015, the Committee and Subcommittee also approved a revised form of Performance Restricted Stock Unit Agreement (the “PSU Agreement”) to be used when awards of Performance Restricted Stock Units (“PSUs”) are made to certain persons under the Plan. On the same date, the Committee and the Subcommittee also made grants, to be effective as of February 5, 2015, of an aggregate of 138,219 PSUs to certain participants pursuant to the Plan and the PSU Agreement, of which 83,792 PSUs were granted to executive officers, as set forth below, by the Subcommittee. No PSUs were granted to members of the Company’s Board of Directors, other than PSUs granted to Eric L. Affeldt in his capacity as the Company’s President and Chief Executive Officer. The revised form of PSU Agreement provides that each PSU that vests will give the holder the right to receive a cash payment equal in amount to the aggregate amount of any dividends declared and paid on one share of our common stock while the PSU was outstanding. No dividend equivalent rights will be paid on any PSU that does not vest. No changes were made to the vesting terms of the PSU Agreement.

The following executive officers of the Company received the following RSA and PSU grants on February 5, 2015:

Name and Title	NUMBER OF RSAs	NUMBER OF PSUs
Eric L. Affeldt, President, Chief Executive Officer and Director	31,512	31,511
Curtis D. McClellan, Chief Financial Officer and Treasurer	11,459	11,459
Mark A. Burnett, Chief Operating Officer	17,189	17,188
James K. Walters, Executive Vice President of Sales & Revenue	8,595	8,594
Ingrid J. Keiser, General Counsel, Secretary and Executive Vice President of People Strategy	8,595	8,594
Daniel T. Tilley, Chief Information Officer and Executive Vice President	6,446	6,446

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement under ClubCorp Holdings, Inc. 2012 Stock Award Plan
10.2	Form of Performance Restricted Stock Unit Agreement under ClubCorp Holdings, Inc. 2012 Stock Award Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2015	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement under ClubCorp Holdings, Inc. 2012 Stock Award Plan
10.2	Form of Performance Restricted Stock Unit Agreement under ClubCorp Holdings, Inc. 2012 Stock Award Plan